EXHIBIT 9

         ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
                            AND CASH SURRENDER VALUES

EXHIBIT 9

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND
CASH SURRENDER VALUES
--------------------------------------------------------------------------------

    The tables on the following pages illustrate how a policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each subaccount of the Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and cash surrender values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the policy value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1.  Issue charge of $150.

2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

3.  Premium tax charge of 2.25%.

4.  A federal tax charge of 1.5%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies.

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis for the first 15 Policy Years, then .25% on an annual basis after the 15th Policy Year), against the Account for mortality and expense risks.

    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the series of the funds. These illustrations also assume other ongoing average fund expenses of .22%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately 1.44% of the average net assets.

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.76%, 4.19% and 10.15%, respectively and -1.22%, 4.69% and 10.75%, respectively, after the 15th policy year. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                                                                              FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
          1      1,000      1,050        575          0    100,000        620          0    100,000        666          0    100,000
          2      1,000      2,153      1,281        396    100,000      1,413        528    100,000      1,550        665    100,000
          3      1,000      3,310      1,966        659    100,000      2,230        923    100,000      2,515      1,208    100,000
          4      1,000      4,526      2,629      1,322    100,000      3,070      1,763    100,000      3,568      2,261    100,000
          5      1,000      5,802      3,268      1,961    100,000      3,935      2,628    100,000      4,715      3,408    100,000

          6      1,000      7,142      3,884      2,722    100,000      4,823      3,661    100,000      5,968      4,806    100,000
          7      1,000      8,549      4,473      3,456    100,000      5,733      4,716    100,000      7,333      6,316    100,000
          8      1,000     10,027      5,037      4,164    100,000      6,667      5,795    100,000      8,824      7,951    100,000
          9      1,000     11,578      5,573      5,137    100,000      7,624      7,188    100,000     10,450     10,015    100,000
         10      1,000     13,207      6,082      6,082    100,000      8,604      8,604    100,000     12,228     12,228    100,000

         11      1,000     14,917      6,568      6,568    100,000      9,613      9,613    100,000     14,176     14,176    100,000
         12      1,000     16,713      7,032      7,032    100,000     10,652     10,652    100,000     16,314     16,314    100,000
         13      1,000     18,599      7,473      7,473    100,000     11,722     11,722    100,000     18,662     18,662    100,000
         14      1,000     20,579      7,891      7,891    100,000     12,825     12,825    100,000     21,242     21,242    100,000
         15      1,000     22,657      8,286      8,286    100,000     13,962     13,962    100,000     24,078     24,078    100,000

         16      1,000     24,840      8,707      8,707    100,000     15,218     15,218    100,000     27,350     27,350    100,000
         17      1,000     27,132      9,103      9,103    100,000     16,519     16,519    100,000     30,972     30,972    100,000
         18      1,000     29,539      9,471      9,471    100,000     17,866     17,866    100,000     34,981     34,981    100,000
         19      1,000     32,066      9,811      9,811    100,000     19,259     19,259    100,000     39,423     39,423    100,000
         20      1,000     34,719     10,119     10,119    100,000     20,699     20,699    100,000     44,346     44,346    100,000

       @ 65      1,000     69,761     10,539     10,539    100,000     37,717     37,717    100,000    135,252    135,252    165,008

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                                                                              FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                     ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        512          0    100,000        555          0   100,000        599          0    100,000
         2      1,000      2,153      1,157        271    100,000      1,280        395   100,000      1,409        524    100,000
         3      1,000      3,310      1,780        473    100,000      2,026        719   100,000      2,292        985    100,000
         4      1,000      4,526      2,383      1,076    100,000      2,792      1,485   100,000      3,255      1,948    100,000
         5      1,000      5,802      2,962      1,655    100,000      3,579      2,272   100,000      4,302      2,995    100,000

         6      1,000      7,142      3,519      2,356    100,000      4,385      3,223   100,000      5,444      4,282    100,000
         7      1,000      8,549      4,049      3,032    100,000      5,210      4,193   100,000      6,687      5,669    100,000
         8      1,000     10,027      4,555      3,682    100,000      6,054      5,182   100,000      8,041      7,169    100,000
         9      1,000     11,578      5,033      4,598    100,000      6,916      6,481   100,000      9,517      9,082    100,000
        10      1,000     13,207      5,485      5,485    100,000      7,797      7,797   100,000     11,128     11,128    100,000

        11      1,000     14,917      5,906      5,906    100,000      8,694      8,694   100,000     12,884     12,884    100,000
        12      1,000     16,713      6,297      6,297    100,000      9,607      9,607   100,000     14,800     14,800    100,000
        13      1,000     18,599      6,655      6,655    100,000     10,535     10,535   100,000     16,893     16,893    100,000
        14      1,000     20,579      6,980      6,980    100,000     11,478     11,478   100,000     19,180     19,180    100,000
        15      1,000     22,657      7,269      7,269    100,000     12,433     12,433   100,000     21,681     21,681    100,000

        16      1,000     24,840      7,563      7,563    100,000     13,475     13,475   100,000     24,554     24,554    100,000
        17      1,000     27,132      7,814      7,814    100,000     14,533     14,533   100,000     27,718     27,718    100,000
        18      1,000     29,539      8,017      8,017    100,000     15,604     15,604   100,000     31,203     31,203    100,000
        19      1,000     32,066      8,167      8,167    100,000     16,683     16,683   100,000     35,045     35,045    100,000
        20      1,000     34,719      8,256      8,256    100,000     17,765     17,765   100,000     39,284     39,284    100,000

      @ 65      1,000     69,761      4,071      4,071    100,000     27,518     27,518   100,000    117,325    117,325    143,137

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                                                                            FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        602          0    100,000        648          0    100,000        694          0    100,000
         2      1,000      2,153      1,334        480    100,000      1,469        615    100,000      1,610        756    100,000
         3      1,000      3,310      2,045        849    100,000      2,315      1,120    100,000      2,609      1,413    100,000
         4      1,000      4,526      2,733      1,538    100,000      3,187      1,992    100,000      3,699      2,504    100,000
         5      1,000      5,802      3,398      2,203    100,000      4,085      2,889    100,000      4,889      3,694    100,000

         6      1,000      7,142      4,039      2,975    100,000      5,008      3,944    100,000      6,189      5,125    100,000
         7      1,000      8,549      4,654      3,721    100,000      5,955      5,022    100,000      7,606      6,673    100,000
         8      1,000     10,027      5,243      4,442    100,000      6,928      6,127    100,000      9,154      8,353    100,000
         9      1,000     11,578      5,808      5,408    100,000      7,928      7,528    100,000     10,847     10,447    100,000
        10      1,000     13,207      6,348      6,348    100,000      8,957      8,957    100,000     12,701     12,701    100,000

        11      1,000     14,917      6,870      6,870    100,000     10,021     10,021    100,000     14,738     14,738    100,000
        12      1,000     16,713      7,375      7,375    100,000     11,124     11,124    100,000     16,979     16,979    100,000
        13      1,000     18,599      7,862      7,862    100,000     12,266     12,266    100,000     19,444     19,444    100,000
        14      1,000     20,579      8,330      8,330    100,000     13,448     13,448    100,000     22,158     22,158    100,000
        15      1,000     22,657      8,781      8,781    100,000     14,673     14,673    100,000     25,146     25,146    100,000

        16      1,000     24,840      9,264      9,264    100,000     16,031     16,031    100,000     28,595     28,595    100,000
        17      1,000     27,132      9,730      9,730    100,000     17,446     17,446    100,000     32,417     32,417    100,000
        18      1,000     29,539     10,179     10,179    100,000     18,920     18,920    100,000     36,655     36,655    100,000
        19      1,000     32,066     10,607     10,607    100,000     20,455     20,455    100,000     41,354     41,354    100,000
        20      1,000     34,719     11,016     11,016    100,000     22,056     22,056    100,000     46,567     46,567    100,000

      @ 65      1,000     69,761     13,794     13,794    100,000     42,416     42,416    100,000    142,897    142,897    174,335

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.
>

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                                                                            FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                    THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                     ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        534          0    100,000        578          0    100,000        622          0    100,000
         2      1,000      2,153      1,199        345    100,000      1,325        471    100,000      1,457        603    100,000
         3      1,000      3,310      1,842        647    100,000      2,093        898    100,000      2,366      1,171    100,000
         4      1,000      4,526      2,464      1,268    100,000      2,884      1,688    100,000      3,357      2,162    100,000
         5      1,000      5,802      3,062      1,867    100,000      3,695      2,500    100,000      4,437      3,242    100,000

         6      1,000      7,142      3,637      2,573    100,000      4,527      3,463    100,000      5,614      4,550    100,000
         7      1,000      8,549      4,186      3,253    100,000      5,378      4,446    100,000      6,895      5,962    100,000
         8      1,000     10,027      4,709      3,908    100,000      6,250      5,449    100,000      8,291      7,490    100,000
         9      1,000     11,578      5,208      4,808    100,000      7,144      6,744    100,000      9,816      9,417    100,000
        10      1,000     13,207      5,682      5,682    100,000      8,060      8,060    100,000     11,483     11,483    100,000

        11      1,000     14,917      6,131      6,131    100,000      9,000      9,000    100,000     13,307     13,307    100,000
        12      1,000     16,713      6,556      6,556    100,000      9,964      9,964    100,000     15,304     15,304    100,000
        13      1,000     18,599      6,954      6,954    100,000     10,952     10,952    100,000     17,492     17,492    100,000
        14      1,000     20,579      7,324      7,324    100,000     11,962     11,962    100,000     19,889     19,889    100,000
        15      1,000     22,657      7,667      7,667    100,000     12,997     12,997    100,000     22,518     22,518    100,000

        16      1,000     24,840      8,023      8,023    100,000     14,132     14,132    100,000     25,543     25,543    100,000
        17      1,000     27,132      8,349      8,349    100,000     15,300     15,300    100,000     28,885     28,885    100,000
        18      1,000     29,539      8,640      8,640    100,000     16,499     16,499    100,000     32,577     32,577    100,000
        19      1,000     32,066      8,893      8,893    100,000     17,726     17,726    100,000     36,657     36,657    100,000
        20      1,000     34,719      9,105      9,105    100,000     18,984     18,984    100,000     41,173     41,173    100,000

      @ 65      1,000     69,761      8,564      8,564    100,000     33,436     33,436    100,000    124,835    124,835    152,299

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                                                                              FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        574          0    100,574        619          0    100,619        664          0    100,665
         2      1,000      2,153      1,278        393    101,278      1,409        524    101,409      1,546        660    101,546
         3      1,000      3,310      1,959        652    101,959      2,221        914    102,222      2,505      1,198    102,506
         4      1,000      4,526      2,617      1,310    102,617      3,055      1,748    103,056      3,550      2,243    103,550
         5      1,000      5,802      3,249      1,942    103,249      3,910      2,603    103,911      4,686      3,379    104,686

         6      1,000      7,142      3,856      2,694    103,856      4,787      3,624    104,787      5,921      4,759    105,922
         7      1,000      8,549      4,434      3,417    104,435      5,681      4,664    105,682      7,264      6,247    107,264
         8      1,000     10,027      4,985      4,113    104,986      6,596      5,723    106,596      8,724      7,852    108,725
         9      1,000     11,578      5,506      5,071    105,507      7,527      7,092    107,527     10,311      9,875    110,311
        10      1,000     13,207      5,998      5,998    105,998      8,477      8,477    108,477     12,037     12,037    112,037

        11      1,000     14,917      6,464      6,464    106,464      9,449      9,449    109,450     13,920     13,920    113,921
        12      1,000     16,713      6,905      6,905    106,906     10,445     10,445    110,446     15,977     15,977    115,978
        13      1,000     18,599      7,322      7,322    107,322     11,465     11,465    111,466     18,225     18,225    118,225
        14      1,000     20,579      7,713      7,713    107,714     12,509     12,509    112,510     20,681     20,681    120,682
        15      1,000     22,657      8,078      8,078    108,079     13,578     13,578    113,578     23,366     23,366    123,366

        16      1,000     24,840      8,465      8,465    108,465     14,753     14,753    114,753     26,449     26,449    126,450
        17      1,000     27,132      8,823      8,823    108,824     15,959     15,959    115,960     29,839     29,839    129,839
        18      1,000     29,539      9,151      9,151    109,151     17,196     17,196    117,197     33,565     33,565    133,565
        19      1,000     32,066      9,446      9,446    109,446     18,462     18,462    118,463     37,661     37,661    137,661
        20      1,000     34,719      9,704      9,704    109,705     19,755     19,755    119,756     42,163     42,163    142,163

      @ 65      1,000     69,761      9,294      9,294    109,295     33,214     33,214    133,214    120,450    120,450    220,450

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                                                                              FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                     ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        511          0    100,511        554          0    100,554        597          0    100,598
         2      1,000      2,153      1,153        268    101,154      1,276        391    101,277      1,405        520    101,406
         3      1,000      3,310      1,773        466    101,774      2,018        711    102,018      2,283        976    102,284
         4      1,000      4,526      2,371      1,064    102,371      2,778      1,471    102,779      3,238      1,931    103,238
         5      1,000      5,802      2,944      1,637    102,944      3,556      2,249    103,556      4,274      2,967    104,275

         6      1,000      7,142      3,492      2,330    103,493      4,351      3,189    104,352      5,400      4,238    105,401
         7      1,000      8,549      4,013      2,996    104,013      5,161      4,144    105,162      6,621      5,604    106,622
         8      1,000     10,027      4,507      3,634    104,507      5,987      5,114    105,987      7,948      7,075    107,948
         9      1,000     11,578      4,971      4,535    104,971      6,826      6,390    106,826      9,386      8,951    109,387
        10      1,000     13,207      5,406      5,406    105,407      7,678      7,678    107,679     10,949     10,949    110,949

        11      1,000     14,917      5,809      5,809    105,809      8,541      8,541    108,541     12,643     12,643    112,644
        12      1,000     16,713      6,178      6,178    106,178      9,412      9,412    109,413     14,481     14,481    114,482
        13      1,000     18,599      6,512      6,512    106,512     10,290     10,290    110,291     16,475     16,475    116,476
        14      1,000     20,579      6,809      6,809    106,809     11,173     11,173    111,174     18,639     18,639    118,639
        15      1,000     22,657      7,066      7,066    107,067     12,058     12,058    112,058     20,985     20,985    120,985

        16      1,000     24,840      7,324      7,324    107,325     13,015     13,015    113,015     23,662     23,662    123,662
        17      1,000     27,132      7,535      7,535    107,536     13,972     13,972    113,973     26,580     26,580    126,580
        18      1,000     29,539      7,693      7,693    107,694     14,923     14,923    114,923     29,758     29,758    129,759
        19      1,000     32,066      7,793      7,793    107,793     15,861     15,861    115,861     33,218     33,218    133,218
        20      1,000     34,719      7,825      7,825    107,826     16,775     16,775    116,776     36,980     36,980    136,980

      @ 65      1,000     69,761      2,834      2,834    102,834     22,265     22,265    122,265     97,952     97,952    197,952

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                                                                            FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                      ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        601          0    100,601        647          0    100,647        693          0    100,694
         2      1,000      2,153      1,331        477    101,332      1,465        612    101,466      1,606        752    101,606
         3      1,000      3,310      2,038        843    102,039      2,308      1,113    102,308      2,600      1,405    102,601
         4      1,000      4,526      2,722      1,527    102,722      3,174      1,979    103,175      3,683      2,488    103,684
         5      1,000      5,802      3,381      2,185    103,381      4,063      2,868    104,064      4,863      3,668    104,863

         6      1,000      7,142      4,014      2,950    104,014      4,975      3,911    104,976      6,147      5,083    106,148
         7      1,000      8,549      4,619      3,686    104,619      5,908      4,976    105,909      7,544      6,611    107,544
         8      1,000     10,027      5,197      4,396    105,197      6,863      6,062    106,864      9,064      8,263    109,065
         9      1,000     11,578      5,747      5,348    105,748      7,841      7,441    107,841     10,721     10,322    110,722
        10      1,000     13,207      6,272      6,272    106,272      8,842      8,842    108,842     12,529     12,529    112,529

        11      1,000     14,917      6,776      6,776    106,777      9,874      9,874    109,874     14,508     14,508    114,508
        12      1,000     16,713      7,261      7,261    107,262     10,938     10,938    110,939     16,676     16,676    116,677
        13      1,000     18,599      7,726      7,726    107,726     12,035     12,035    112,036     19,053     19,053    119,053
        14      1,000     20,579      8,170      8,170    108,171     13,166     13,166    113,166     21,657     21,657    121,658
        15      1,000     22,657      8,595      8,595    108,596     14,331     14,331    114,332     24,514     24,514    124,514

        16      1,000     24,840      9,049      9,049    109,050     15,619     15,619    115,619     27,799     27,799    127,799
        17      1,000     27,132      9,484      9,484    109,484     16,952     16,952    116,953     31,422     31,422    131,422
        18      1,000     29,539      9,898      9,898    109,898     18,334     18,334    118,334     35,418     35,418    135,419
        19      1,000     32,066     10,288     10,288    110,288     19,762     19,762    119,763     39,825     39,825    139,825
        20      1,000     34,719     10,656     10,656    110,657     21,241     21,241    121,241     44,687     44,687    144,688

      @ 65      1,000     69,761     12,801     12,801    112,801     38,968     38,968    138,968    131,817    131,817    231,817

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                   PHL VARIABLE INSURANCE COMPANY                                        PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                                                                            FACE AMOUNT:$100,000
                                                                                                       INITIAL ANNUAL PREMIUM:$1,000

                     THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                      ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
               ASSUMED   PREMIUM   ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
               PREMIUM    ACCUM.    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
     YEAR     PAYMENTS    @5.0%      @0%        @0%        @0%        @6%        @6%        @6%        @12%       @12%       @12%
   --------  --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        533          0    100,533        576          0    100,577        621          0    100,621
         2      1,000      2,153      1,195        341    101,196      1,321        467    101,322      1,453        599    101,453
         3      1,000      3,310      1,836        640    101,836      2,086        891    102,087      2,358      1,162    102,358
         4      1,000      4,526      2,453      1,258    102,453      2,871      1,675    102,871      3,342      2,147    103,342
         5      1,000      5,802      3,045      1,850    103,046      3,674      2,479    103,674      4,411      3,216    104,412

         6      1,000      7,142      3,612      2,549    103,613      4,495      3,432    104,496      5,573      4,509    105,574
         7      1,000      8,549      4,152      3,219    104,152      5,333      4,401    105,334      6,834      5,902    106,835
         8      1,000     10,027      4,664      3,863    104,664      6,187      5,386    106,188      8,204      7,403    108,205
         9      1,000     11,578      5,149      4,749    105,150      7,059      6,659    107,060      9,694      9,294    109,694
        10      1,000     13,207      5,608      5,608    105,609      7,949      7,949    107,950     11,316     11,316    111,317

        11      1,000     14,917      6,040      6,040    106,040      8,857      8,857    108,857     13,083     13,083    113,083
        12      1,000     16,713      6,445      6,445    106,445      9,782      9,782    109,783     15,008     15,008    115,008
        13      1,000     18,599      6,820      6,820    106,821     10,724     10,724    110,724     17,104     17,104    117,105
        14      1,000     20,579      7,165      7,165    107,166     11,681     11,681    111,681     19,389     19,389    119,389
        15      1,000     22,657      7,480      7,480    107,480     12,652     12,652    112,652     21,878     21,878    121,879

        16      1,000     24,840      7,804      7,804    107,805     13,711     13,711    113,711     24,728     24,728    124,728
        17      1,000     27,132      8,094      8,094    108,094     14,789     14,789    114,789     27,850     27,850    127,851
        18      1,000     29,539      8,345      8,345    108,346     15,882     15,882    115,882     31,272     31,272    131,272
        19      1,000     32,066      8,553      8,553    108,553     16,985     16,985    116,986     35,018     35,018    135,019
        20      1,000     34,719      8,716      8,716    108,717     18,098     18,098    118,099     39,123     39,123    139,123

      @ 65      1,000     69,761      7,426      7,426    107,427     29,177     29,177    129,177    110,039    110,039    210,039

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

   This illustration assumes a premium tax of 2.25%.